First Quarter 2022 Investor Briefing First Quarter 2022 Investor Briefing May 26, 2022

First Quarter 2022 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe” or “OPC”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, filed with the Securities and Exchange Commission on May 12, 2022, and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on March 28, 2022. This electronic presentation is provided as of May 26, 2022. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

First Quarter 2022 Investor Briefing ‣ Vogtle 3 & 4 Update ‣ Operations Update ‣ Member Financial Update ‣ Financial and Liquidity Update Presenters and Agenda Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 David Sorrick Executive Vice President and Chief Operating Officer

First Quarter 2022 Investor Briefing Vogtle 3&4 – Construction Overview 4 ‣ Oglethorpe is currently a 30% co-owner of the two new nuclear units under construction at Plant Vogtle. ‣ When these two units are complete, Plant Vogtle will be the largest producer of emission-free energy in the country. ‣ Unit 3 • The next significant milestone for Unit 3 is Fuel Load followed by Commercial Operation. • Current challenges include construction remediation work, the pace of system turnovers, paper work closure, and completion of testing. • Georgia Power projects an in-service date by Q1 2023. ‣ Unit 4 • The next significant milestone for Unit 4 is the completion of Open Vessel Testing followed by Cold Hydro Testing. • Current challenges include construction productivity as well as adding and maintaining appropriate levels of craft laborers, field engineers and site supervision for completion of electrical construction. • Georgia Power projects an in-service date by Q4 2023. However, meeting this in- service date depends on overall construction production levels significantly improving, among other factors.

First Quarter 2022 Investor Briefing Vogtle 3&4 – Project Budget 5 ‣ Oglethorpe’s current budget for its 30% ownership interest in Vogtle 3&4 is $8.5 billion, which includes its allocation of the project-level contingency and a separate Oglethorpe-level contingency. ‣ Based on its current budget of $8.5 billion and current schedule, if Oglethorpe should exercise the tender option, which would cap its capital costs in exchange for a proportionate share of its 30% interest in the two new units, the project budget would be $8.1 billion. This would result in a reduction of approximately 42 megawatts and a resulting ownership share of 28%. ‣ Both budgets anticipate commercial operation dates of March 2023 and December 2023 for Unit 3 and Unit 4, respectively. (in millions) Project Budget - No Tender Project Budget - Tender Actual Costs at March 31, 2022 Construction Costs (a) $6,434 $6,043 $5,621 Financing Costs 1,922 1,914 1,561 Subtotal $8,356 $7,957 $7,182 Deferred Training Costs 53 53 46 Total Project Costs before Contingency $8,409 $8,010 $7,228 Project-Level Contingency $70 $70 — Oglethorpe-Level Contingency 21 20 — Total Contingency $91 $90 — Totals $8,500 $8,100 $7,228 (a) Construction costs are net of $1.1 billion Oglethorpe received from Toshiba Corporation under a Guarantee Settlement Agreement.

First Quarter 2022 Investor Briefing Vogtle 3&4 – Co-Owner Cost Sharing Agreement 6 ‣ In September 2018, the Vogtle 3&4 co-owners agreed to an amendment to the ownership agreement that covered two concepts: cost sharing and a freeze option if total project costs reached certain levels. ‣ The cost sharing bands are triggered off of total project costs at the time of the VCM 19 Georgia Public Service Commission filing, or $17.1 billion, and commence at VCM 19 + $800 million. • Costs resulting from force majeure events (such as COVID-19) are excluded from Georgia Power’s increased cost responsibility only during the time period when construction costs are between VCM 19 + $800 million and VCM 19 + $2.1 billion. ‣ The amendment also provided each co-owner a one-time option to “freeze” their ownership interest at the time the total project cost forecast exceeds VCM 19 plus $2.1 billion, or $19.2 billion. • Costs resulting from force majeure events (such as COVID-19) are not excluded when determining whether VCM + $2.1 billion has been reached. ‣ “Freeze” means to tender a portion of a co-owner’s interest in the project to Georgia Power in exchange for Georgia Power’s agreement to pay 100% of that co-owners remaining share of construction costs. ‣ The freeze is implemented after the actual costs reach VCM 19 plus $2.1 billion (not when the budget first shows this amount). ‣ If a co-owner elects the “freeze” option, their ownership share of the project will be adjusted and determined at the end of the project based on pro-rata contributions to construction costs.

First Quarter 2022 Investor Briefing Vogtle 3&4 – Cost Sharing Trigger Events ‣ As a result of these increases, the tender option was triggered at the co-owner construction budget vote on February 14, 2022. ‣ Georgia Power and the other co-owners clarified the process for the freeze provision to provide for a decision between 120 and 180 days after the tender option is triggered resulting in a window from June 14 – August 13. ‣ Oglethorpe believes that the increased cost sharing responsibility of Georgia Power has begun. However, until the parties reach agreement, Oglethorpe will continue to pay its full share of the construction costs as billed by Georgia Power, but will do so under contractual protest. ‣ Georgia Power and Oglethorpe do not agree on: • The starting dollar amount which determines: - The trigger amount for each co-owner’s option to tender a portion of its ownership interest to Georgia Power under the freeze provision of the Global Amendments. - The cost bands that trigger Georgia Power’s increased responsibility for certain construction costs under the cost sharing provisions. • How costs resulting from force majeure events impact the thresholds and time of the cost sharing and freeze provisions. ‣ Oglethorpe has commenced the dispute resolution procedures set forth in the Ownership Participation Agreement for the additional Vogtle units. 7

First Quarter 2022 Investor Briefing Co-Owner Cost Sharing Agreement – Projected Timing of Triggers 8 Fr ee ze O pt io n Ex er ci se W in do w Time Now $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 Ja n- 21 Fe b- 21 M ar -2 1 Ap r- 21 M ay -2 1 Ju n- 21 Ju l-2 1 Au g- 21 Se p- 21 O ct -2 1 N ov -2 1 De c- 21 Ja n- 22 Fe b- 22 M ar -2 2 Ap r- 22 M ay -2 2 Ju n- 22 Ju l-2 2 Au g- 22 Se p- 22 O ct -2 2 N ov -2 2 De c- 22 Ja n- 23 Fe b- 23 M ar -2 3 Ap r- 23 M ay -2 3 Ju n- 23 Ju l-2 3 Au g- 23 Se p- 23 O ct -2 3 N ov -2 3 De c- 23 $ m ill io ns Actual Project Spending Forecasted Project Spending VCM 19 Baseline - $17.1 B Band 2 - ($800 M) Band 3 - ($800 M) Band 4 - ($500 M) No change to Cost sharing (45.7/30.0/22.7/1.6) (55.7/24.5/18.5/1.3) (65.7/19.0/14.3/1.0) (GPC/OPC/MEAG/Dalton) Crossed into cost sharing in March 2022 Projected to cross “freeze option” band in early Q4 2022. Assumed U3 COD - Max $44 M in potential savings to OPC - Max $55 M in potential savings to OPC Assumed U4 COD Notes: Amounts shown represent 100% ownership Vogtle 3&4 shareable capital project budget.

First Quarter 2022 Investor Briefing Freeze vs. No Freeze Under Various Cost / Schedule Assumptions 9 0 100 200 300 400 500 600 700 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $ 19 ,2 00 $ 19 ,3 00 $ 19 ,4 00 $ 19 ,5 00 $ 19 ,6 00 $ 19 ,7 00 $ 19 ,8 00 $ 19 ,9 00 $ 20 ,0 00 $ 20 ,1 00 $ 20 ,2 00 $ 20 ,3 00 $ 20 ,4 00 $ 20 ,5 00 $ 20 ,6 00 $ 20 ,7 00 $ 20 ,8 00 $ 20 ,9 00 $ 21 ,0 00 $ 21 ,1 00 $ 21 ,2 00 $ 21 ,3 00 $ 21 ,4 00 $ 21 ,5 00 $ 21 ,6 00 $ 21 ,7 00 $ 21 ,8 00 $ 21 ,9 00 $ 22 ,0 00 $ 22 ,1 00 $ 22 ,2 00 $ 22 ,3 00 $ 22 ,4 00 $ 22 ,5 00 $ 22 ,6 00 M W $ m ill io ns – O gl et ho rp e Co st ($ millions) - Shared Construction Project Costs (100%) Potential Savings Project Cost (No Freeze) Project cost (Freeze) MW (No Freeze) MW (Freeze) U3: June 2023 U4: June 2024 U3: September 2023 U4: September 2024 U3: December 2023 U4: December 2024 U3: September 2022 U4: June 2023 15% of MWs lost (-100.8 MW) Savings: $1,058 million 6.3% of MWs lost (-41.7 MW) Savings: $400 million 9.0% of MWs lost (-59.3 MW) Savings: $583 million 13.1% of MWs lost (-87.3 MW) Savings: $896 million Pr op os ed B ud ge ts ($ 8. 1 B; $ 8. 5 B) 11.1% of MWs lost (-73.3 MW) Savings: $738 million U3: March 2024 U4: March 2025 U3: March 2023 U4: December 2023 3.5% of MWs lost (-23.1 MW) Savings: $213 million Note – does not include any benefits from cost sharing. (Left Axis) (Left Axis) (Left Axis) (Right Axis) (Right Axis)

First Quarter 2022 Investor Briefing 49% 36% 11%4% 50%35% 11% 4% Oglethorpe’s Diversified Power Supply Portfolio Notes: Capacity and energy include Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. Capacity includes Effingham Energy Facility that was acquired in July 2021. 2022 Capacity (MW) 8,360 MW 10 2022 Energy (MWh) (April 2021– March 2022) Member and Non-Member Sales 28.5 Million MWh Member Sales 27.3 Million MWh 57% 14% 19% 10%

First Quarter 2022 Investor Briefing 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Effingham Doyle Hawk Road Hartwell Talbot Rocky Mountain 2021 2022 First Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 11

First Quarter 2022 Investor Briefing Members’ Load(a) ‣ MWh Sales of 40 million in 2021. ‣ Average Residential Revenue of 11.9 cents/kWh in 2021. ‣ 66% of MWh sales were to residential class. ‣ Serve 2.0 million meters, representing approximately 4.4 million people. • Covers 38,000 square miles, or 65% of Georgia. • Includes 151 out of 159 counties in Georgia. ‣ No residential competition. ‣ Exclusive right to provide retail service in designated service territories. ‣ Competition only at inception for C&I loads in excess of 900kW. Member Systems at a Glance = Oglethorpe’s 38 Members Members’ Service Territory and Competition Revenue Contribution to Oglethorpe ‣ In 2021, Jackson EMC and Cobb EMC accounted for approximately 15% and 12% of our total revenues, respectively. ‣ No other Member over 10%. 12 Residential Service 66.46% Commercial & Industrial 30.2% Other 3.3% 2021 Member Customer Base by MWh Sales

First Quarter 2022 Investor Briefing Financial Strength of Oglethorpe’s Members Recovery of All Costs + Margin 13 Member 2021 Average Financial Ratios TIER: 3.22x Equity/Assets: 43% Equity/Total Capitalization: 53% Members’ 2021 Aggregate Financial Metrics Total Annual Revenues: $4.4 billion Total Net Margins: $305 million Total Patronage Capital: $4.3 billion Total Assets: $9.9 billion Note: Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. 0 1,000 2,000 3,000 4,000 5,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $ M ill io ns Total Operating Revenue 2.12 1.92 2.11 2.47 2.52 2.43 2.64 2.84 2.95 3.22 - 1.00 2.00 3.00 4.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 TIER 41% 41% 41% 41% 41% 41% 42% 42% 42% 43% 32% 36% 40% 44% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Equity to Assets 48% 48% 49% 49% 50% 51% 52% 52% 52% 53% 40% 45% 50% 55% 60% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Equity to Total Capitalization

First Quarter 2022 Investor Briefing 8.2 8.2 8.8 9.1 9.3 9.8 10.3 10.0 10.4 10.8 11.0 11.0 10.9 10.9 11.4 11.3 11.4 11.7 11.9 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 ce nt s p er k W h Oglethorpe Member Average United States Average Members’ Residential Rates 14 (a) 2021 Rates range from approximately 10.4 to 14.9 cents per kWh. (b) Source: U.S. Energy Information Administration U.S. Residential Retail Average for 2021 was 13.7 cents per kWh. (a) (b)

First Quarter 2022 Investor Briefing - 2 4 6 8 10 12 14 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 Ce nt s / K W h Oglethorpe Average Wholesale Power Cost vs. Oglethorpe Average Member Residential Rate OPC Avg. Power Cost With RMP OPC Member Avg. Residential Rate Oglethorpe Average Wholesale Power Cost (Historical & Projected) 15 Projected Oglethorpe Avg. Power Cost Average Annual Growth Rate Historical 2005 - 2021: 1.9% (the post LEM / MS power marketing deal era) Oglethorpe Avg. Power Cost (a) Average Annual Growth Rate Projected 2022 - 2028: 2.8% (a) Projected power costs in the 2022-2028 timeframe are similar in both the Vogtle 3&4 “Freeze” and “No Freeze” scenarios based on the current budget estimate, and projected average annual growth rate of power costs during this timeframe is approximately 2.8% under both scenarios. (b) Includes impact of Rate Management Programs (RMP). (b)

Income Statement Excerpts

($ in thousands)	Three Months Ended March 31, 2022	2021	3/31/2022-3/31/2021 % Change	Year Ended December 31, 2021	2020	2019
Statement of Revenues and Expenses:						
Operating Revenues:						
Sales to Members - Capacity	$243,291	$255,824	-4.9%	$946,662	$971,071	$942,057
Sales to Members - Energy	174,158	120,448	44.6%	610,447	405,939	487,795
Total Sales to Members	$417,449	$376,272	10.9%	$1,557,109	$1,377,010	$1,429,852
Sales to non-Members	2,993	59	4972.9%	47,754	608	440
Operating Expenses:	362,597	311,758	16.3%	1,410,482	1,159,909	1,213,083
Other Income	14,877	14,131	5.3%	71,254	50,695	64,189
Net Interest Charges	50,742	52,746	-3.8%	207,854	212,509	226,937
Net Margin	$21,980	$25,958	-15.3%	$57,781	$55,895	$54,461
Margins for Interest Ratio(a)	1.14	1.14		1.14	1.14	1.14
Sales to Members						
Energy Cost (cents/kWh)	3.12	2.30	36.1%	2.47	1.83	2.10
Average Power Cost (cents/kWh)	7.49	7.17	4.4%	6.30	6.21	6.16
Sales to Members (MWh)	5,573,760	5,245,183	6.3%	24,727,585	22,187,311	23,225,861

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2022 budget also includes a 1.14 Margins for Interest ratio. Oglethorpe's Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10.

First Quarter 2022 Investor Briefing

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First Quarter 2022 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 17 March 31, December 31, ($ in thousands) 2022 2021 2020 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,484,602 $4,602,668 $4,728,550 CWIP 6,981,823 6,779,392 5,783,579 Nuclear Fuel 383,403 375,267 358,728 Total Electric Plant $11,849,828 $11,757,327 $10,870,857 Total Investments and Funds 1,426,889 1,552,808 1,526,880 Total Current Assets 1,229,981 1,308,050 1,053,091 Total Deferred Charges 1,230,371 1,088,841 789,328 Total Assets $15,737,069 $15,707,026 $14,240,156 Capitalization: Patronage Capital and Membership Fees $1,152,403 $1,130,423 $1,072,642 Long-term Debt and Finance Leases 11,007,122 10,590,784 10,367,261 Other 27,893 27,701 26,861 Total Capitalization $12,187,418 $11,748,908 $11,466,764 Total Current Liabilities 1,257,813 1,718,008 941,830 Total Deferred Credits and Other Liabilities 2,291,838 2,240,110 1,831,562 Total Equity and Liabilities $15,737,069 $15,707,026 $14,240,156 Total Capitalization $12,187,418 $11,748,908 $11,466,764 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 110,715 111,908 119,565 Plus: Long-term Debt and Finance Leases due within one year 346,516 281,238 208,649 Total Long-Term Debt and Equities $12,644,649 $12,142,054 $11,794,978 Equity Ratio(a) 9.1% 9.3% 9.1%

First Quarter 2022 Investor Briefing Total amount outstanding under all RUS Guaranteed Loans is $2.6 billion, with an average interest rate of 3.359% RUS Guaranteed Loans(a) (a) RUS-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. (b) Additionally, we have a conditional commitment from the RUS for a $234.7 million loan to fund a portion of our cost to acquire the Effingham Energy Facility. 18 RUS Loan Summary as of April 30, 2022 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans(b) General & Environmental Improvements $630,342,000 $335,535,853 $294,806,147

First Quarter 2022 Investor Briefing ‣ Oglethorpe has loan agreements with DOE for $4.68 billion of eligible project costs. ‣ We typically advance under this loan twice a year. In Dec 2021, we received a $227 million advance and, we anticipate receiving the next advance in June 2022. DOE Loan Summary as of April 30, 2022 DOE Guaranteed Loans(a) Average interest rate on the outstanding balance under these loans is 2.799%. (a) DOE-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) Includes accrued capitalized interest being financed with the 2014 DOE-guaranteed loan, which was available to be advanced through November 20, 2019. Approximately $44 million of this loan was not advanced due to timing and lower than expected interest rates. (c) We began principal repayments of our DOE-guaranteed loans in February 2020, in accordance with the promissory notes. If we fully advance these loans, we expect to repay a total of approximately $455 million in principal on these loans by December 2023 and plan to refinance this with taxable bonds. To date, we have repaid $218 million under these loans. 19 Purpose/Use of Proceeds Approved Advanced Outstanding(c) Remaining Availability Vogtle Units 3 & 4 2014 Loan (b) $3,057,069,461 $3,013,348,382 $2,853,579,918 $0 2019 Loan 1,619,679,706 1,094,000,000 1,036,083,640 525,679,706 $4,676,749,167 $4,107,348,382 $3,889,663,558 $525,679,706

First Quarter 2022 Investor Briefing $1,810 $876 $934 $467 $1,401 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ M ill io ns Oglethorpe’s Available Liquidity as of May 13, 2022 Borrowings Detail $3 million – Outstanding Letters of Credit for Operational Needs $28 million – CP for Vogtle Hedging $220 million – CP for Vogtle DOE Loan Payments $235 million – CP for Effingham Interim Financing $2 million – CP for Effingham Deferral $388 million – CP for Vogtle Interim Financing Represents 479 days of liquidity on hand (excluding Cushion of Credit) (a) In addition, as of May 13, Oglethorpe had $196 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 20

First Quarter 2022 Investor Briefing Recent and Upcoming Financial Activity Completed in 2022 April $500 Million first mortgage bond issuance for Vogtle 3&4 Upcoming in 2022 June $168 Million DOE advance for Vogtle 3&4 Fourth Quarter Remarketing of $92 million of bank-owned Series 2017 A&B Pollution Control Bonds (coupled with early retirement of $31 million of these bonds) $358 Million DOE advance for Vogtle 3&4 21

First Quarter 2022 Investor Briefing Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 1.10% (dollars in millions) Secured LT Debt (4.30.22): $11.4 billion Weighted Average Cost: 3.73% 2022 April 30, 2022 2022 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Expensing of IDC Rate Management Program. 2022 2022 Secured Long Term Debt 22 1.14 MFI ratio $1,210 $ 1,210 $1,810 $1,810 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Ja n Fe b M ar A pr M ay Ju n Ju l A ug S ep O ct N ov D ec B or ro w in gs ( M il) Cash Borrowings CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il) $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 YE 2021 3/31/2022 $4.60 $4.48 $0.38 $0.38 $6.78 $6.98 (B illi on s) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $15,707 $15,737 $- $20 $40 $60 $80 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p Oc t No v De c M illi on s Actual Budget $(300) $(100) $100 $300 $500 DOE Tax-Ex RUS Taxable $526 $96 $500 $126 $31 $160 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment 4.0 5.0 6.0 7.0 8.0 Budget YTD Actual YTD 6.71 7.39 6.80 7.49 ¢/ kW h Vogtle 3&4 Interest Rate Hedging - CP, $28 DOE - Vogtle 3&4 P&I - CP, $220 Effingham Acquisition & Deferral - CP, $237 Vogtle 3 & 4 Interim Financing - CP, $306

First Quarter 2022 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Oglethorpe’s ESG Report along with its qualitative and quantitative EEI ESG/Sustainability Reports are available on its website. • Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) • For additional information please contact: Additional Information 23 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Blair Romero Corporate Communications Manager blair.romero@opc.com 770-270-7290